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                                                                 Exhibit 10.6(a)

                      ASSIGNMENT AND ASSUMPTION AGREEMENT



          Agreement made as of the last date endorsed hereon, but effective as of the First (1st) day of November, 1997 ("Effective Date") by and among MALCO DIVISION OF UNI-STAR INDUSTRIES, INC. ("Uni-Star"), MALCO, INC. ("Malco") and ROBERT L. BYERS AND JOYCE F. BYERS, HIS WIFE, ("Lessor")


                               BASIS OF AGREEMENT


          A. By Lease Agreement dated December 7th, 1994, as amended by Lease Amendment Agreement Dated April 28th, 1995 (collectively, the "Lease"), Lessor leased to Uni-Star, who hired from Lessor, a portion of that certain property known and numbered 94 County Line Road, Montgomery Township, Montgomery County, Pennsylvania (the "Premises") for a term ending March 31, 2000, unless extended or previously terminated, as set forth in the Lease.

          B. Uni-Star desires to assign the Lease to Malco, as of the Effective Date, with the consent of Lessor, and Malco desires to assume Uni-Star's obligations and rights under the Lease as of the Effective Date.


          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

          1. As of the Effective Date, Uni-Star hereby assigns its rights and delegates its obligations under the Lease to Malco. Lessor hereby consents to said assignment.

          2. Malco hereby accepts the assignment of the Lease and assumes the obligations of Uni-Star under the Lease. From and after the Effective Date, all references in the Lease to "Lessee" shall mean Malco.

          3. Uni-Star and Malco have adjusted between themselves all installments of Minimum Annual Rent under Article 3 of the Lease and all Additional Rent under Article 4 of the Lease for periods commencing from and after the Effective Date. As of the Effective Date, Malco shall be responsible for all unpaid installments of Minimum Annual Rent accruing pursuant to Article 3 of the Lease and all unpaid Additional Rent accruing pursuant to Article 4 of the Lease.

          4. Uni-Star hereby assigns, transfers and sets over to Malco all of its right, title and interest in the security deposit held by Lessor, in accordance with the terms of Article 17 of the Lease.

          5. Malco acknowledges that the Lease contains Article 23 (M) authorizing LESSOR TO CONFESS JUDGMENT AGAINST MALCO FOR THE RECOVERY BY LESSOR OF POSSESSION OF THE PREMISES upon the expiration of the then current term or earlier termination or surrender thereof.
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          6.  Uni-Star agrees, notwithstanding this Agreement, and the amendments to the terms of the Lease set forth herein, that Uni-Star shall not be relieved of any liability or responsibility under the terms of the Lease accruing on or prior to the Effective Date by reason of its assignment to Malco. Lessor hereby releases, remises and forever discharges Uni-Star from all liability under the Lease accruing after the Effective Date, except as otherwise set forth herein.

          7. All of the terms and conditions of the Lease not inconsistent herewith shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates last below written, but effective as of the Effective Date, intending to be legally bound.



                         MALCO DIVISION OF UNI-STAR INDUSTRIES, INC.


                         By:  /s/ David Prettyman
                             -------------------------
Dated: 11/5/98           Its:  General Manager
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                         MALCO, INC.

                         By:  /s/ David Prettyman
                             -------------------------
Dated: 11/5/98           Its:  General Manager
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 /s/ Robert L. Byers     (SEAL)
------------------------
          ROBERT L BYERS




 /s/ Joyce F. Byers      (SEAL)
------------------------
          JOYCE F. BYERS


Dated:   11/4/98
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